UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 2007

ADA-ES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 SouthPark Way, B, Littleton, Colorado	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	– CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Item 4.01(a) – Declination to Stand for Re-election by Certifying Accountant:

The original Form 8-K, filed on May 18, 2007, is hereby amended by this Form 8-K/A to attach the letter addressed to the SEC from our former principal accountant stating whether they agree with the statements contained in our original Form 8-K.

Item 9.01 – Financial Statements and Exhibits:

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Hein & Associates, LLP addressed to the Securities and Exchange Commission, dated May 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADA-ES, Inc.

By:	/s/ Mark H. McKinnies
Mark H. McKinnies
Senior VP & Chief Financial Officer

Dated May 31, 2007